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              SUPPLEMENT DATED MAY 28, 2003 TO BE ATTACHED TO THE
      DIVERSIFIED INVESTORS VARIABLE FUNDS GROUP/THE DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2003

     Effective May 28, 2003, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Value & Income Portfolio with Asset Management Group. As a result, all Value & Income Portfolio assets will be managed by Alliance Capital Management, L.P. under the existing Investment Subadvisory Agreement relating to the Portfolio.

                                    *******

     Effective June 30, 2003, TFLIC has established new procedures concerning sales and purchases of units of the Diversified Investors Variable Funds International Equity Subaccount. These new procedures are designed to discourage large volume exchange activity by certain investors which has the potential to affect negatively the International Equity Portfolio. Specifically, if a Participant sells International Equity Subaccount units (either through a transfer or a redemption), that Participant may not be permitted to transfer back into the International Equity Subaccount for 90 days. This restriction on transfers will not affect purchases of International Equity Subaccount units through regular retirement plan contributions during any such 90 day period.

Form 2892 (5/2003)                                                      33-73734
                                                                       333-08543